EXHIBIT 32.2



               Certification of Periodic Financial Report by
         Chief Financial Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



I, George R. Kirkland, Senior Vice-President and Treasurer of Southwest Georgia Financial Corporation certify that:

  (1) The Corporation's Annual Report on Form 10-K for the annual period ended December 31, 2007 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Corporation.



                                 By:   /s/George R. Kirkland
                                       George R. Kirkland
                                       Senior Vice-President and Treasurer
                                       (Chief Financial Officer)
                                       Southwest Georgia Financial Corporation
March 28, 2008